EXHIBIT 10.46

                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is made and entered into as of November 30, 2000, among AMERIPATH, INC., a Delaware corporation (the "Company"), the "Holders" (as defined below) of the Company's common stock that have executed this Agreement, and the "Representative" (as defined below) of the Holders.

                                    RECITALS

     A. The Company is contemporaneously herewith obligated to issue and deliver to the former shareholders and warrant holders (the "PCA Shareholders") of Pathology Consultants of America, Inc., a Tennessee corporation ("PCA"), shares (the "Restricted Shares") of the Company's common stock, par value $.01 per share (the "Common Stock"), pursuant to the terms, as the case may be, of
(i) Section 3.1(b) of that certain Agreement and Plan of Merger, dated as of November 7, 2000 (the "Merger Agreement"), among the Company, AMP Merger Corp., a Tennessee corporation, and PCA, and (ii) the "IDX Warrants" as provided in
Section 3.5(c) of the Merger Agreement. Pursuant to the Merger Agreement, a portion of the Restricted Shares (the "Escrow Shares") will be held and disbursed by the Escrow Agent pursuant to the Escrow Agreement. Capitalized terms used in this Agreement and which are not defined herein shall have the same meanings ascribed thereto in the Merger Agreement.

     B. The term "Holders" as used in this Agreement, means those PCA Shareholders that have executed and delivered this Agreement to the Company.

     C. As contemplated by the Merger Agreement, the Company has agreed herein to provide to the Holders certain registration rights with respect to a portion of the Restricted Shares.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the premises and covenants set forth in the Merger Agreement, the parties agree as follows:

     1.   Registration Rights.
          --------------------

          (a) Filing of Registration Statement.  Subject to the limitations and
              ---------------------------------
other terms set forth in this Agreement, the Company shall prepare and file, as early as April 1, 2001 and no later than April 20, 2001, a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), to register for discretionary sales by the respective Holders for cash from time to time, one-third of each Holder's Restricted Shares (the "Registration Shares"); subject, however, in the case of Restricted Shares not then outstanding but subject to issuance under the IDX Warrants, to any requirements of the SEC or the Securities Act which require that such shares be issued and outstanding prior to filing of the registration statement with respect thereto, in which case the Company shall give prior notice of such requirement to the holders of the IDX Warrants not later than March 1, 2001. The registration statement shall be on Form S-3 if the Company is then eligible to use Form S-3 to conduct the registration of such sales of outstanding Registration Shares, and if Form S-3 is not then available to conduct such registration, then the registration statement shall be on Form S-1 or such other Form (as reasonably determined by the Company) as may then be permissible for the Company to cause the registration of such sales of Restricted Shares (such registration statement, on whatever Form it is filed, is sometimes referred to herein as the "Registration Statement"). The Company shall use commercially reasonable best efforts to cause such registration statement to promptly become effective under the Securities Act and to remain effective until the first anniversary of the Closing of the Merger Agreement (the "Registration Period"), subject, however, to the terms of this Agreement. The Company's obligation to register any Holder's Restricted Shares under this Agreement is further subject to the other provisions of this Section 1 and the other terms of this Agreement, as well as applicable requirements of the Securities Act.

          (b) Certain Disclosures in Registration Statement.  Unless the Company
              ----------------------------------------------
is advised otherwise in writing by any Holder (with respect to such Holder), the Company may assume and rely on the following information (and the Registration Statement may reflect such information): (i) that the name of each Holder is the name in which such Holder's Restricted Shares are registered in the Company's stock records, and (ii) the Holder does not own (beneficially or of record) any shares of Common Stock other than the Holder's Restricted Shares, except for beneficial ownership thereof pursuant to any of the Holder's stock options or warrants to purchase Common Stock reflected in the Merger Agreement (the definition of "beneficial ownership" for purposes of this clause (ii) includes the definitions set forth in Rule 13d-3 under the Securities Exchange Act of 1934, as amended). Each Holder hereby agrees (i) to promptly notify the Company in writing if at any time any of the foregoing statements about the Holder are not true and provide to the Company the necessary information and qualifications to correct such statements, and (ii) to provide any other information that the Company may request regarding such Holder that is required by the Securities Act and the rules and regulations thereunder to be included in the Registration Statement.

          (c) Optional Underwritten Offering By The Company.  At the option of
              ----------------------------------------------
the Company, to be exercised by the Company's written notice to the Representative no later than April 15, 2001, the Company may offer to include any one or more Holder's Registration Shares (or portion thereof) in a "firm commitment" underwritten public offering of shares of Common Stock to be conducted by the Company and registered pursuant to a registration statement on appropriate Form filed with the Commission. If any Holder accepts such offer, such Holder's Registration Shares (or portion thereof) shall be included in such registration statement instead of the registration statement contemplated under
Section 1(a) of this Agreement, and the Company shall use its commercially reasonable best efforts to cause such registration statement for the underwritten offering to be filed no later than May 15 2001, subject however to the other terms of this Agreement. If the managing underwriter advises the Company that the inclusion of all Registration Shares proposed to be included in the underwritten public offering, together with other shares of Common Stock proposed to be offered for the account of the Company to be included therein (the "Other Shares") would, in the managing underwriter's reasonable judgment, jeopardize the success of the underwritten offering, then (i) the Company shall be required to permit in the offering (in addition to the Other Shares) only that number of Registration Shares that the managing underwriter reasonably believes will not jeopardize the success of the Company's offering (and such Registration Shares shall be allocated pro rata among the Holders participating in the offering based upon the number of each Holder's Registration Shares proposed to be included in the Registration Statement), and (ii) with respect to the number of Registration Shares so excluded from the underwritten offering (the "Excluded Shares"), within 10 days following the determination of such Excluded Shares the Company shall either amend the Registration Statement filed under Section 1(a) or file a new Registration Statement covering the resale of such Excluded Shares in the manner provided in Sections 1(a) and 1(b) of this Agreement.

          Each Holder hereby agrees that if the Company at any time during the Registration Period commences an underwritten public offering registered under the Securities Act, whether as contemplated under this Section 1(c) or otherwise, then the Holders (and all Restricted Shares held by all Holders which are not included in the underwritten public offering and all other shares of Common Stock owned by the Holders) shall be, if and to the extent requested by the managing underwriter, subject to customary underwriter "lock-up" arrangements and not sold or otherwise transferred by the Holders for a period which the managing underwriter of the offering reasonably determines as necessary in order to effect the underwritten public offering, but not for more than 90 days following the closing of the offering. The Company shall not be required to include any Holder's Registration Shares in such underwriting unless such Holder agrees to accept the offering on the same terms and conditions as the shares of Common Stock otherwise being sold through the underwriters under such registration. The managing underwriter of the offering shall be selected by the Company. The Company shall be entitled to postpone (upon written notice to the Representative) for up to sixty days the filing or the effectiveness of the registration statement in respect of the underwritten offering if the Company's Board of Directors determines in good faith and in its reasonable judgment that effecting such offering would have a material adverse affect on any proposal or plan by the Company to engage in any material acquisition or disposition of assets or any material merger, consolidation, tender offer or other similar transaction.

     (d)  Other Registration Requirements.
          -------------------------------

          (i) Notwithstanding any provision of this Agreement to the contrary, a Holder may not include any Restricted Shares in any registration statement required or contemplated under this Agreement unless the Holder timely delivers to the Company all information required to be disclosed in the registration statement about such Holder and his shares of Common Stock.

          (ii) Notwithstanding any provision of this Agreement to the contrary, a Holder may not include any Restricted Shares in any underwritten offering required or contemplated under this Agreement unless the Holder timely executes and delivers the form of underwriting agreement, custody agreement, power of attorney and other agreements and instruments in customary form reasonably required by the underwriters of such offering in connection with the preparation and consummation of such offering.

          (iii) Notwithstanding any provision of this Agreement to the contrary, in no event shall the Company be required to register the sale of any Restricted Shares to the extent that the sale of such shares is then prohibited by any "Affiliate Agreement" entered into by the Holder pursuant to Section 8.14 of the Merger Agreement (but upon the expiration of such sale restrictions, the Company will amend the Registration Statement under Section 1(a) to include any Holder's Registration Shares that were not included therein by reason of this clause (iii), subject to the other terms of this Agreement).

          (iv) Notwithstanding any provision of this Agreement to the contrary, in no event shall the Company be required to file or to cause to become or remain effective, any registration statement or any post-effective amendment to any registration statement covering any Restricted Shares subsequent to the first anniversary of the Closing of the Merger Agreement, and following such time the Company may take steps to withdraw any such registration from the Commission; and each Holder agrees that such Holder shall cease to make any sales pursuant any registration statement under this Agreement subsequent to the first anniversary of the Closing of the Merger Agreement.

     2.   Certain Registration Procedures.  If the Company is required by the
          --------------------------------
provisions of Section 1 to effect the registration of any Restricted Shares under the Securities Act, the Company will:

          (a) prepare and file with the Securities and Exchange Commission (the "Commission") such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period required hereunder and to comply with the provisions of the Securities Act applicable to the Company with respect to the sale or other disposition of the securities covered by such registration statement;

          (b) furnish to any participating Holders (by delivery to the Representative) such number of copies of the prospectus contained in the registration statement, including a preliminary prospectus, in conformity with the requirements of the Securities Act, as the Representative may reasonably request;

          (c) use its commercially reasonable best efforts to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States as the Representative shall reasonably request, if the proposed offering is not otherwise exempt in such jurisdictions (provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service or process or to qualify as a broker or dealer in securities), and do such other reasonable acts and things as may be required of it to enable the participating Holders to consummate the disposition in such jurisdiction of the securities covered by such registration statement; and

          (d) promptly notify in writing the Representative (who shall promptly notify the Holders) and each underwriter of the happening of any event, during the period of distribution, as a result of which the registration statement includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (in which case, the Company shall promptly provide the Holders (by delivery to the Representative) and/or the underwriters, as appropriate, with revised or supplemental prospectuses; and each Holder hereby agrees that, if so requested by the Company in writing, each Holder shall promptly cease making any offers or sales of the Restricted Shares until receipt and distribution of such revised or supplemental prospectuses).

     3.   Expenses.  All expenses incurred by the Company in complying with this
          ---------
Agreement, including, without limitation, all registration and filing fees (including expenses incident to filing with the NASD), printing expenses, fees and disbursements of counsel for the Company, expenses of any special audits incident to or required by any such registration, and expenses (including attorneys' fees) of complying with the securities or blue sky laws of any jurisdictions, shall be paid by the Company. The Company shall not be liable for any fees, discounts or commissions to any underwriter or any fees or disbursements of counsel for Holders in respect of the securities sold by Holders, which amounts shall be paid by the Holders.

     4.   Indemnification.
          ----------------

          (a) In the event of a registration of any of the Restricted Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each seller of such Restricted Shares thereunder, each underwriter of such Restricted Shares thereunder and each other person, if any, who controls such seller or underwriter within the meaning of Section 15 of the Securities Act, from and against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violations by the Company of applicable federal or state securities laws relating to such registration, provided, however, that the Company will not be liable to a seller, underwriter or controlling person in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or an omission or alleged omission so made in reliance upon and in conformity with information furnished in writing by any such seller, any such underwriter or any such controlling person specifically for use in such registration statement or prospectus (including, without limitation, the information provided in or pursuant to Section 1(b) hereof), and, provided further, however, that the Company will not be liable to a holder or other such party in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue or alleged untrue statement or omission or an alleged omission made in any preliminary prospectus or final prospectus if (1) such holder or other person failed to send or deliver a copy of the final prospectus or prospectus supplement or amended prospectus with or prior to the delivery of written confirmation of the sale of the Restricted Shares, and (2) the final prospectus or prospectus supplement or amended prospectus would have corrected such untrue statement or omission.

          (b) In the event of a registration of any of the Restricted Shares under the Securities Act pursuant to this Agreement, each Holder of such Restricted Shares, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer and director of the Company, and each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that such Holder will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished in writing to the Company by such Holder specifically for use in such registration statement or prospectus (including, without limitation, the information provided in or pursuant to Section 1(b) hereof), and provided, further, however, that the liability of such Holder hereunder shall be limited to the amount of gross proceeds received by such Holder from sales of Restricted Shares in connection with such registration.

          (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to such indemnified party under this Section 4 except and only to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 4 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded (based on the advice of counsel) that there may be reasonable defenses available to it which are materially different from those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to materially conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of one attorney constituting such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party for the portion of such fees and expenses that are reasonably related to the matters for which the indemnified party is indemnified under this
Section 4; it being agreed, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions relating to one or more indemnified parties in the same jurisdictions arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one attorney at any time for all such indemnified parties.

          (d) No indemnifying party shall, without the prior written consent of the indemnified party (which shall not be unreasonably withheld), effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding. An indemnified party will not consent to the entry of any judgment or enter into any settlement with respect to any claim for which it is indemnified hereunder without the prior written consent of indemnitor (not to be withheld unreasonably), and, except as permitted otherwise in the first sentence of this paragraph, the indemnitor will not consent to the entry of any judgment or enter into any settlement with respect to any claim indemnified by it hereunder without the prior written consent of indemnified party (not be withheld unreasonably).

     5.   Certain Limitations on Registration Rights.  The Company's obligations
          -------------------------------------------
under Section 1 with respect to each Holder are expressly conditioned upon (i) such Holder furnishing to the Company in writing such information concerning such Holder and such Holder's controlling persons and the terms of such Holder's proposed offering of Restricted Shares as the Company or the managing underwriter shall reasonably request for inclusion in the applicable registration statement; and (ii) the Holder's completion, execution and delivery to the Company (if not already done) of the Investment Representation Letter attached as an Exhibit to the Merger Agreement. Each Holder hereby confirms and agrees that the rights of the Holder provided in this Agreement supercede and replace any such Holder's rights to require that any registration statement be filed by, or to participate in any registered offering pursuant to a registration statement filed by, the Company or any subsidiary of the Company (including without limitation, PCA), and that any such other registration rights are waived and terminated.

     6.   Securities Compliance.
          ----------------------

          No Holder shall sell or otherwise transfer any shares of Common Stock at any time if such transfer would constitute a violation of (i) any federal or state securities or "blue sky" laws, rules or regulations, or (ii) a breach by the Holder of this Agreement or any other agreement to which the Company is a party.

     7.   Appointment of Representative for Holders.  Each Holder hereby
          ------------------------------------------
designates Questor Partners Fund, L.P. as such Holder's representative and attorney-in-fact (the "Representative") for all purposes in connection with this Registration Rights Agreement and the "Escrow Agreement" contemplated in the Merger Agreement and as contemplated therein, including without limitation, (i) taking all action necessary in connection with the indemnification obligations of PCA under the Merger

Agreement and the Escrow Agreement (and including as applicable to shares of the Company's Common Stock as to which the Escrow Agreement applies), including the defense or settlement of any claims and the making of terminations of shares or payments with respect thereto, (ii) giving and receiving on behalf of the Holder all notices required or permitted to be given under the Escrow Agreement and the Registration Rights Agreement and otherwise acting for and on behalf of the Holder as provided or contemplated in such agreements, (iii) executing the Escrow Agreement as attorney-in-fact for and on behalf of the Holder and the other PCA Shareholders, and (iv) taking any and all additional action as is contemplated, necessary or appropriate to be taken by or on behalf of the Holder by the "Representative" pursuant to the Escrow Agreement or this Registration Rights Agreement. Any such action taken by the Representative shall be valid and binding on the Holder. The Holder also appoints the Representative as the Holder's custodian and attorney-in-fact to act for the Holder in connection with the Escrow Agreement arrangements as contemplated by the terms of the Merger Agreement and the Escrow Agreement. It is agreed by the Holder that the shares of the Company's Common Stock to be held in custody by the Escrow Agent under the Escrow Agreement (the "Escrow Stock") will be subject to the interests of the Company and the Representative pursuant to the terms of the Escrow Agreement and the Merger Agreement; that the arrangements made by Holder hereunder and thereunder are irrevocable; and that the obligations of Holder hereunder shall not be terminated by any acts of Holder, or by operation of law, whether by the death or incapacity of Holder or the occurrence of any other event; and if any such death, incapacity or any other such event shall occur after the execution of this Agreement, the Representative is nevertheless authorized and directed to hold and dispose of the Escrow Stock (and to instruct the Escrow Agent to hold and dispose of the Escrow Stock) in accordance with the terms and conditions of the Merger Agreement and the Escrow Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Representative shall have received notice of such death, incapacity or other event. The designation by the Holder hereby of the Representative may not be revoked without the written consent of the Company. The Holder hereby consents to and agrees with the terms of (i) the Escrow Agreement, including without limitation the terms of Article 7 of the Escrow Agreement, and (ii) Sections 3.7 and 8.17 of the Merger Agreement. The parties to this Agreement agree that any successor Representative appointed under the Escrow Agreement shall be the Representative under this Agreement.

     All decisions and actions by the Representative taken pursuant to the terms of the Escrow Agreement or this Agreement, including without limitation any agreement made between the Representative and the Company or the Escrow Agent relating to indemnification obligations and procedures under the Merger Agreement and the Escrow Agreement, including the defense or settlement of any claims and the making of payments with respect hereto, shall be binding upon the Holder, and the Holder shall have no right to object, dissent, protest or otherwise contest the same. The Representative shall incur no liability to the Holder with respect to any action taken or suffered by the Representative in reliance upon any notice, direction, instruction, consent, statement or other documents believed by him to be genuinely and duly authorized, nor for any other action or inaction with respect to the indemnification obligations of PCA to which the Escrow Stock shall be subject under the Merger Agreement and the Escrow Agreement, including the defense or settlement of any claims and the making of cancellations of Escrow Stock or payments with respect thereto, except to the extent resulting from the Representative's own willful misconduct or gross negligence. The Representative may, in all questions arising under the Merger Agreement or the Escrow Agreement or the Registration Rights Agreement, rely on the advice of counsel, and for anything done, omitted or suffered in good faith by the Representative shall not be liable to the Holder.

     The Holder acknowledges and agrees that the Representative may incur costs and expenses on behalf of the Holder and other former shareholders of PCA in his capacity as Representative under this Agreement and the Escrow Agreement ("Representative Expenses"). The Holder agrees to pay the

Representative, promptly upon demand by the Representative therefor, such Holder's proportionate share of any Representative Expenses.

     8.   Termination of Certain Stock Agreements.  Each Holder that is a party
          ---------------------------------------
to any of the following referenced agreements hereby consents and agrees to the termination of such agreements: (i) the Investor Stockholder Agreement dated June 30 2000 among PCA, ABS Capital Partners II, L.P., Union Street Partners, L.P., James Shapiro, Questor Partners Fund, L.P., Questor Side-By-Side Partners, L.P., and certain other parties including certain stockholders of PCA, and (ii) all "Stock Agreements" listed in Schedule 6.13 or other Schedules to the Merger Agreement.

     9.   Miscellaneous.
          --------------

          (a) Notice Generally.  Any notice, demand, request, consent, approval,
              ----------------
declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Agreement shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged, delivered by reputable overnight courier, telecopied and confirmed separately in writing by a copy mailed as follows or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as set forth in the Merger Agreement (or if to a Holder, to the Holder's address on his signature page hereto) if applicable (it being agreed that notices to any Holder may be sent either to the Holder or to the Representative).

          (b) Successors and Assigns.  This Agreement shall inure to the benefit
              ----------------------
of and be binding upon the successors and assigns of each of the parties hereto; provided, however, that Holders' rights hereunder may not be transferred without the written consent of the Company.

          (c) Governing Law.  This Agreement shall be governed by the laws of
              -------------
the State of Delaware, without regard to the provisions thereof relating to conflict of laws.

          (d) Severability.  Wherever possible, each provision of this Agreement
              ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provisions shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          (e) Entire Agreement.  This Agreement is intended by the parties as a
              ----------------
final expression of their agreement and intended to be a complete exclusive statement of all agreements and understandings of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof. Each PCA Shareholder that executes and delivers this Agreement to the Company, whether in connection with the Closing of the Merger Agreement or at a later time (but prior to January 31, 2001), shall constitute a party to this Agreement as a "Holder" hereunder.

          (f) Counterparts.  This Agreement may be executed in any number of
              ------------
separate counterparts, each of which shall collectively and separately, constitute one agreement.

     IN WITNESS WHEREOF, the Company, the Representative and the undersigned Holders have executed this Registration Rights Agreement as of the date first above written.

                               AMERIPATH, INC.

                               By:_____________________________________
                               Name:  Robert P Wynn
                               Title:  Executive Vice President and
                                        Chief Financial Officer

                               REPRESENTATIVE:

                               QUESTOR PARTNERS FUND, L.P., as REPRESENTATIVE

                                 By: Questor General Partner, L.P.
                                 Its General Partner

                                     By:  Questor Principals, Inc.
                                     Its General Partner

                                     By:_______________________________
                                     Name:_____________________________
                                     Title:____________________________

           [the signatures of the Holders are on the following pages]

            Holder's Signature Page To Registration Rights Agreement
            --------------------------------------------------------

     This page is the undersigned Holder's signature page to the Registration Rights Agreement among AmeriPath, Inc., the undersigned Holder and the other "Holders" party thereto, and the "Representative" (as defined therein) of the Holders. The undersigned Holder intends to be legally bound by such Registration Rights Agreement as a "Holder" thereunder.



     IN WITNESS WHEREOF, the undersigned Holder has executed this Registration Rights Agreement as of the date first above written.

HOLDER:

- ---------------------------------------   If Holder is not an Individual, check
Name of Holder (Print)                                 ---                -----
                                          proper box, and indicate the title or
                                          ----------                   --------
                                          capacity of the signatory (president,
                                          --------
                                          trustee, partner, etc.) in the place
                                          provided under the signature below:


- ---------------------------------------   [_]   Trust
Name of Joint Holder (if any) (Print)     [_]   Partnership
                                          [_]   Corporation
                                          [_]   Other:   _____________
X
- ---------------------------------------
Signature of Holder

X
- ---------------------------------------
Signature of Joint Holder (if any)
                                                Address of Holder:

_______________________________________       __________________________________
Title or Capacity of Signatory                __________________________________
- -----------------                             __________________________________
(if Holder is not an Individual),             __________________________________
              ---
Authorized Representative